Exhibit 10.22

FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (the “Amendment”) is dated as of June 30, 2021 (the “Amendment Effective Date”) between BEST PUMP AND FLOW, LP (f/k/a Best Flow Line Equipment, L.P.) a Texas limited partnership, as borrower (“Borrower”) and EQUIFY FINANCIAL, LLC, a Texas limited liability company, as lender (“Lender”).

R E C I T A L S

A. Borrower and Lender are parties to a Credit Agreement dated as of February 4, 2019, as amended by that certain First Amendment to Credit Agreement dated as of August 30, 2019, as amended by that certain Second Amendment to Credit Agreement dated as of October 16, 2019, and as further amended by that certain Third Amendment to Credit Agreement dated as of January 28, 2021 (as amended, and as the same may be further amended, restated, supplemented or otherwise modified from to time, the “Credit Agreement”), pursuant to which Lender agreed to make certain loans and other financial accommodations to Borrower.

B. Borrower and Lender have agreed to amend the Credit Agreement to, among other things, reduce the amount of the Commitment available to Borrower.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Same Terms. The terms used in this Amendment shall have the same meanings as provided therefor in the Credit Agreement, unless the context hereof otherwise requires or provides.

2. Amendments to Credit Agreement. As of the Amendment Effective Date, the Credit Agreement shall be amended as follows:

(a) The definition of “Borrowing Base” set forth in Section 1.1 of the Credit Agreement is hereby amended and replaced in its entirety with the following:

“Borrowing Base” means, as of any date, an amount equal to the sum of (a) eighty-five (85%) of the value of Eligible Accounts, plus (b) twenty-five (25%) of the value of Eligible Inventory, minus (c) reserves established by Lender in its sole discretion.

(b) The definition of “Commitment” set forth in Section 1.1 of the Credit Agreement is hereby amended and replaced in its entirety with the following:

“Commitment” means the obligation of Lender to make Advances pursuant to Section 2.1(a) in an aggregate principal amount at any time outstanding up to but not exceeding $9,000,000.00, subject, however, to termination pursuant to Section 9.2.

(c) Exhibit A to the Credit Agreement is hereby amended and replaced in its entirety to read as set forth on Exhibit A hereto.

3. Representations. Borrower represents and warrants that, as of the date hereof:

(a) Enforceability. Borrower has full power and authority to execute this Amendment, and this Amendment constitutes the legal, valid and binding obligation of Borrower, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors’ rights.

(b) Approvals. No authorization, approval, consent or other action by, notice to, or filing with, any governmental authority or other Person is required for the execution and delivery by Borrower of this Amendment, or the performance of this Amendment.

(c) Constituent Documents. Each of Borrower and General Partner is duly organized or duly incorporated, as applicable, validly existing and in good standing under the laws of the jurisdiction of formation.

(d) No Default. No Default has occurred and is continuing on the date hereof.

(e) No Material Adverse Event. No Material Adverse Event has occurred and no circumstance exists that could be a Material Adverse Event on the date hereof.

4. Conditions Precedent. The transactions contemplated by this Amendment shall be deemed to be effective as of the Amendment Effective Date, when the following conditions have been complied with to the satisfaction of Lender, unless waived in writing by Lender:

(a) Amendment. This Amendment shall be fully executed by Borrower and Lender.

(b) Evidence of Authority. Such certificates of resolutions or other action, incumbency certificates, Constituent Documents of Borrower and Best Ventures, LLC, a Texas limited liability company (“General Partner”), and/or other certificates of Responsible Officers of Borrower and General Partner as Lender may require to establish the identities of and verify the authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which it is a party.

(c) Representations and Warranties. All representations and warranties contained herein or in the documents referred to herein or otherwise made in writing in connection herewith or therewith shall be true and correct with the same force and effect as though such representations and warranties have been made on and as of this date.

(d) Fees and Expenses. Lender shall have received payment of all reasonable out-of-pocket fees and expenses (including reasonable attorneys’ fees and expenses) incurred by Lender in connection with the preparation, negotiation and execution of the Amendment.

5. Confirmation of Continued Effectiveness of Security. Borrower hereby confirms and agrees that the Security Documents executed by Borrower and the other Obligated Parties which presently secure the payment and performance of Borrower’s Obligations under the Credit Agreement, shall continue to secure the payment and performance of Borrower’s Obligations under the Credit Agreement, as amended by this Amendment.

6. Ratification and Confirmation. It is expressly agreed that the execution of this Amendment shall not alter or otherwise affect the terms, provisions and conditions of the Credit Agreement, the Note, or any other Loan Document, EXCEPT as expressly set forth herein. Borrower hereby RATIFIES, CONFIRMS AND AGREES that the Credit Agreement, as amended hereby, and each other Loan Document continues to be in full force and effect to the same extent as provided therein.

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7. Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which constitute one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

8. Incorporation of Certain Provisions by Reference. The provisions of Section 10.12 of the Credit Agreement captioned “Governing Law; Venue; Service of Process” and Section 10.19 of the Credit Agreement captioned “Waiver of Jury Trial” are incorporated herein by reference for all purposes.

9. Release. IN CONSIDERATION OF THE AMENDMENTS CONTAINED HEREIN, BORROWER HEREBY WAIVES AND RELEASES LENDER FROM ANY AND ALL CLAIMS AND DEFENSES, KNOWN OR UNKNOWN, WITH RESPECT TO THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED THEREBY.

10. Limitation on Agreements. The modifications set forth herein are limited precisely as written and shall not be deemed (a) to be an amendment to any other term or condition in the Credit Agreement, (b) to prejudice any right or rights which the Lender now has or may have in the future under or in connection with the Credit Agreement, as amended hereby, any Loan Document, or any of the other documents referred to herein or therein, or (c) a course of dealing. This Amendment constitutes a Loan Document for all purposes.

11. Entirety. The provisions of this Amendment shall be in addition to those of the other Loan Documents, and all of which shall be construed as complementary to each other. Nothing herein contained shall prevent Lender from enforcing any of the Loan Documents, as modified hereby, in accordance with their respective terms. This instrument together with all of the other Loan Documents embodies the entire agreement between the parties and supersedes all prior agreements and understandings relating to the subject matter hereof. THIS AMENDMENT AND ALL OF THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

BORROWER:

BEST PUMP AND FLOW, LP

By:	Best Ventures LLC, General Partner

	By:	/s/ Dan Wilks
Name: Dan Wilks
Title: Manager

Signature Page to

Third Amendment to Credit Agreement

(Equify/Best Flow)

LENDER:

EQUIFY FINANCIAL, LLC

By:	/s/ Patrick Hoiby
Name: Patrick Hoiby
Title: Manager

Signature Page to

Third Amendment to Credit Agreement

(Equify/Best Flow)

EXHIBIT A

EXHIBIT A

BORROWING BASE REPORT

See Attached